Exhibit 10.2

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) dated as of August 18, 2026, is executed by the undersigned for the benefit of Chatham Capital Management, LLC, as administrative agent for itself, the Lenders, and certain Affiliates of the Lenders (the “Administrative Agent”), in connection with (i) a Guaranty and Collateral Agreement dated as of April 30, 2026, among Grantors party thereto and Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”), (ii) that certain Intercompany Subordination Agreement dated as of April 30, 2026, by the Junior Lenders from time to time party thereto, in favor of Administrative Agent, and consented to by Debtors from time to time party to the debtors’ consent delivered in connection therewith (that agreement, together with that debtors’ consent, as amended, restated, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), and (iii) that certain Master Intercompany Demand Note dated as of April 30, 2026 (together with the endorsement delivered in connection therewith, as amended, restated, supplemented or otherwise modified from time to time, the “Master Intercompany Note”). Capitalized terms not otherwise defined in this Agreement are being used in this Agreement as defined in the Guaranty and Collateral Agreement or the Intercompany Subordination Agreement, as applicable.

Each Person signatory to this Agreement is required to execute this Agreement pursuant to Section 8.16 of the Guaranty and Collateral Agreement, Section 8 of the Intercompany Subordination Agreement, and Section 9 of the Master Intercompany Note.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.    Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Collateral Agreement and agrees that such Person is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Collateral Agreement, as if it had been an original signatory to the Guaranty and Collateral Agreement. In furtherance of the foregoing, each such Person hereby collaterally assigns and transfers to Administrative Agent, and hereby pledges, hypothecates, and grants to Administrative Agent, for itself and the ratable benefit of the Lenders and (to the extent provided in this Agreement and the Guaranty and Collateral Agreement) their Affiliates, a security interest in all of its right, title and interest in and to the Collateral owned by that Person to secure the Secured Obligations.

2.    Each such Person assumes all the obligations of a Junior Lender and a Debtor under the Intercompany Subordination Agreement and agrees that such Person is a Junior Lender and a Debtor and bound as a Junior Lender and a Debtor under the terms of the Intercompany Subordination Agreement, as if it had been an original signatory to the Intercompany Subordination Agreement.

3.    Each such Person assumes all the obligations of a Borrowing Company and a Lending Company under the Master Intercompany Note and agrees that such Person is a Borrowing Company and a Lending Company and bound as a Borrowing Company and a Lending Company under the terms of the Master Intercompany Note, as if it had been an original signatory to the Master Intercompany Note.

4.    Schedules 1, 2, 3, 4, 5, 6, 7, and 8 to the Guaranty and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6, 7, and 8 to this Agreement, respectively. Each such Person hereby makes to Administrative Agent the representations and warranties set forth in the Guaranty and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

5.    In furtherance of its obligations under Section 5.2 of the Guaranty and Collateral Agreement, each such Person agrees to deliver to Administrative Agent appropriately complete UCC financing statements naming that Person as debtor and Administrative Agent as secured party, and describing its Collateral and all other documentation as Administrative Agent (or its successors or assigns) reasonably require to evidence, protect, and perfect the Liens created by the Guaranty and Collateral Agreement, as modified by this Agreement. Each such Person acknowledges the authorizations given to Administrative Agent under Section 5.11(b) of the Guaranty and Collateral Agreement, under the Intercompany Subordination Agreement, and otherwise.

6.    Each such Person’s address for notices under the Guaranty and Collateral Agreement is the address of Borrower Representative set forth in the Credit Agreement and each such Person hereby appoints Borrower Representative as its agent to receive notices under the Guaranty and Collateral Agreement.

7.    This Agreement is deemed to be part of, and a modification to, each of the Guaranty and Collateral Agreement, the Intercompany Subordination Agreement, and the Master Intercompany Note and is governed by all the terms and provisions of such agreements, with respect to the modifications intended to be made to each such agreement, which terms are incorporated in this Agreement by reference, are ratified and confirmed, and will continue in full force and effect as valid and binding agreements of each such Person enforceable against that Person. Each such Person hereby waives notice of Administrative Agent’s acceptance of this Agreement. Each such Person shall deliver an executed original of this Agreement to Administrative Agent.

[Signature pages follow]

Each of this undersigned is signing this Joinder Agreement as of the date stated in the introductory clause.

TRACK GROUP HOLDINGS, LLC,

a Delaware limited liability company,

as a Grantor and a Guarantor under the Guaranty and

Collateral Agreement, as a Junior Lender and a Debtor

under the Intercompany Subordination Agreement, and

as a Borrowing Company and a Lending Company under

the Master Intercompany Note

By:

Name:

Title:

Signature page to Joinder Agreement

ACKNOWLEDGMENT AND REAFFIRMATION

This Acknowledgment and Reaffirmation (this “Acknowledgment”) is dated as of August 18, 2026, and is delivered by each of the undersigned (each, an “Existing Grantor”) for the benefit of Chatham Capital Management, LLC, as administrative agent (in such capacity, the “Administrative Agent”) for itself, the Lenders, and certain Affiliates of the Lenders, in connection with that certain Joinder Agreement dated as of August 18, 2026 (the “Joinder Agreement”), by Track Group Holdings, LLC, a Delaware limited liability company (the “New Grantor”), for the benefit of the Administrative Agent.

This Acknowledgment refers to (i) the Credit Agreement dated as of April 30, 2026 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders, and Administrative Agent, (ii) the Guaranty and Collateral Agreement dated as of April 30, 2026 (as amended, restated, supplemented, or otherwise modified from time to time, including as modified by the Joinder Agreement, the “Guaranty and Collateral Agreement”), among the Grantors party thereto and Administrative Agent, (iii) the Intercompany Subordination Agreement dated as of April 30, 2026 (as amended, restated, supplemented, or otherwise modified from time to time, including as modified by the Joinder Agreement, the “Intercompany Subordination Agreement”), among the Junior Lenders party thereto, in favor of Administrative Agent, together with the debtors’ consent delivered in connection therewith, and (iv) the Master Intercompany Demand Note dated as of April 30, 2026 (together with the endorsement delivered in connection therewith, as amended, restated, supplemented, or otherwise modified from time to time, including as modified by the Joinder Agreement, the “Master Intercompany Note”). Capitalized terms used but not otherwise defined in this Acknowledgment have the meanings assigned to them in the Guaranty and Collateral Agreement.

Pursuant to the Joinder Agreement, the New Grantor is becoming a party to the Guaranty and Collateral Agreement as a Grantor and a Guarantor, the Intercompany Subordination Agreement as a Junior Lender and a Debtor, and the Master Intercompany Note as a Borrowing Company and a Lending Company. Each Existing Grantor is executing and delivering this Acknowledgment to acknowledge and consent to the joinder and to reaffirm its obligations under the Guaranty and Collateral Agreement, the Intercompany Subordination Agreement, and the Master Intercompany Note.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Existing Grantor agrees as follows:

1.    Each Existing Grantor hereby acknowledges receipt of a copy of the Joinder Agreement and consents to the joinder of the New Grantor as a Grantor and a Guarantor under the Guaranty and Collateral Agreement, as a Junior Lender and a Debtor under the Intercompany Subordination Agreement, and as a Borrowing Company and a Lending Company under the Master Intercompany Note.

2.    Each Existing Grantor hereby (i) reaffirms all of its covenants, representations, warranties, and other obligations under the Guaranty and Collateral Agreement, the Intercompany Subordination Agreement, and the Master Intercompany Note and confirms that all such covenants, representations, warranties, and obligations remain in full force and effect; and (ii) to the extent such Existing Grantor is an Issuer (as defined in the Guaranty and Collateral Agreement), reaffirms all of its obligations in such capacity, including those set forth in Section 5.5(c) of the Guaranty and Collateral Agreement.

3.    Each Existing Grantor hereby confirms that (i) its grant of security interests in the Collateral pursuant to the Guaranty and Collateral Agreement and its subordination obligations under the Intercompany Subordination Agreement continue in full force and effect; (ii) such security interests continue to secure all Secured Obligations, including any Secured Obligations arising from extensions of credit made on or after the date hereof, and such subordination obligations continue to apply to all Senior Debt; and (iii) nothing in this Acknowledgment or the Joinder Agreement shall be construed to require a new grant of any security interest by any Existing Grantor.

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4.    Each Existing Grantor acknowledges and agrees that, except as expressly set forth in the Joinder Agreement, nothing in this Acknowledgment or the Joinder Agreement shall constitute a novation of any Secured Obligation or any obligation under the Intercompany Subordination Agreement or the Master Intercompany Note, or release, impair, or otherwise affect the obligations of any Existing Grantor under the Guaranty and Collateral Agreement, the Intercompany Subordination Agreement, the Master Intercompany Note, or the other Loan Documents.

5.    This Acknowledgment shall be governed by, and construed in accordance with, the laws of the State of New York.

6.    This Acknowledgment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Acknowledgment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature pages follow]

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Each of the undersigned is executing and delivering this Acknowledgment and Reaffirmation as of the date first written above.

TRACK GROUP, INC., a Delaware corporation By: Name: Derek Cassell Title: Chief Executive Officer

TRACK GROUP AMERICAS, INC., a Utah corporation By: Name: Derek Cassell Title: President	TRACK GROUP-PUERTO RICO INC., a Puerto Rico corporation By: Name: Derek Cassell Title: President

EMERGE MONITORING, INC., a Florida corporation By: Name: Derek Cassell Title: President	EMERGE MONITORING II, LLC, a Florida limited liability company By: Name: Derek Cassell Title: Manager

INTEGRATED MONITORING SYSTEMS, LLC, a Colorado limited liability company By: Name: Derek Cassell Title: Manager	TRACK GROUP ANALYTICS LTD., a Canada corporation By: Name: Derek Cassell Title: President

Signature page to Acknowledgment and Reaffirmation